SECOND SUPPLEMENTAL INDENTURE (the "Second Supplemental Indenture") dated as of December 27, 1999 among COLORADO GAMING & ENTERTAINMENT CO., a Delaware corporation, as Issuer (the "Company"); BWBH, INC., BWCC, INC., MILLSITE 27, INC., and SILVER HAWK CASINO, INC. (each, a "Guarantor" and collectively, the "Guarantors"); and STATE STREET BANK AND TRUST COMPANY, as successor in interest to Fleet National Bank, as Trustee (the "Trustee").

                                   WITNESSETH:

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture dated as of June 7, 1996 (the "Indenture"), as supplemented by the First Supplemental Indenture dated as of January 23, 1998 (the "First Supplemental Indenture"; and together with the Indenture being hereinafter referred to collectively as the "Indenture"), providing for the issuance of the Company's 12% Senior Secured Pay-In-Kind Notes due 2003 (the "Notes");

          WHEREAS, the Company desires to execute and deliver this Second Supplemental Indenture in accordance with the provisions of the Indenture for the purposes of waiving any and all defaults and Events of Default which shall have occurred prior to the date hereof or which have occurred and are continuing as of the date hereof and deleting or amending certain sections of the Indenture, certain defined terms contained in the Indenture, and certain other provisions of the Indenture, and making certain conforming and other changes;

          WHEREAS, Sections 801 and 802 of the Indenture provide for the Company and the Trustee to enter into an indenture supplemental thereto for the purpose of waiving defaults and Events of Default, eliminating any provisions of the Indenture or modifying in any manner the rights of holders of the Notes, subject to certain conditions specified therein;

          WHEREAS, the execution and delivery of this Second Supplemental Indenture by the Company has been duly authorized by the Company;

          WHEREAS, the execution and delivery of this Second Supplemental Indenture by the Company and the Trustee have been consented to by the holders of not less than 66-2/3% in aggregate principal amount of the Notes at the time outstanding in accordance with Section 802 of the Indenture, which consent was received by the Company pursuant to the terms of the Consent Solicitation dated December 17, 1999 and the related Consent Form and instructions thereto; and

          WHEREAS, all the conditions and requirements necessary to make this Second Supplemental Indenture, when duly executed and delivered, a valid and binding agreement of the Company in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled;

          NOW, THEREFORE:

          In consideration of these premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Notes as follows:

                                   ARTICLE ONE

                       INCORPORATION OF PREVIOUS DOCUMENTS

          SECTION 1.1 Incorporation of Previous Documents. This Second Supplemental Indenture is a supplemental indenture within the meaning of the Indenture and shall be read together and shall have the same effect as though all the provisions of the Indenture and hereof were contained in one instrument. Unless otherwise expressly provided, the provisions of the Indenture are incorporated herein by reference.

          SECTION 1.2 Definitions. When used herein, "Tender Offer Event" shall mean such time as each of the following events shall have occurred: Ladbroke Racing Corporation, an affiliate of the Company shall have commenced a tender offer in accordance with the terms and conditions set forth in the Company's Consent Solicitation Statement dated December 17, 1999. Unless otherwise provided herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Indenture.

                                   ARTICLE TWO

                           AMENDMENTS TO THE INDENTURE

          SECTION 2.1 Amendments to Section 101 of the Indenture. Upon occurrence of the Tender Offer Event, Section 101 of the Indenture shall be amended by deleting definitions of terms when references to such terms would be eliminated as a result of the amendments contained in this Second Supplemental Indenture.

          SECTION 2.2 Amendments to Section 401 of the Indenture. Upon occurrence of the Tender Offer Event, Section 401 of the Indenture shall be amended by deleting subsections (c), (e), (f), (g), (j), (k), (l), (m), (n),
(o), and (p) in their entirety and replacing such subsections with the following:

          "SECTION 401. Events of Default

                                      * * *

          "(c) [intentionally omitted];";

          "(e) [intentionally omitted];";

          "(f) [intentionally omitted]; ";

          "(g) [intentionally omitted];";

          "(j) [intentionally omitted];";

          "(k) [intentionally omitted];";

          "(l) [intentionally omitted];";

          "(m) [intentionally omitted];";

          "(n) [intentionally omitted];";

          "(o) [intentionally omitted];";

          "(p) [intentionally omitted]."

          SECTION 2.3 Amendments to Section 701 of the Indenture. Upon occurrence of the Tender Offer Event, Section 701 of the Indenture shall be amended by deleting subsections (c), (d) and (f) in their entirety and replacing such subsections with the following:

          "SECTION 701. Company May Consolidate, Etc., Only on Certain Terms.

                                      * * *

          (c) [intentionally omitted];";

          "(d) [intentionally omitted];"; and

          "(f) [intentionally omitted];"

          SECTION 2.4 Amendments to Section 703 of the Indenture. Upon occurrence of the Tender Offer Event, Section 703 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 703. Redemption.

          [intentionally omitted]"

          SECTION 2.5 Amendments to Section 905 of the Indenture. Upon occurrence of the Tender Offer Event, Section 905 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 905. Payment of Taxes and Other Claims.

          [intentionally omitted]"

          SECTION 2.6 Amendments to Section 906 of the Indenture. Upon occurrence of the Tender Offer Event, Section 906 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 906. Maintenance of Properties.

          [intentionally omitted]"

          SECTION 2.7 [Intentionally omitted].

          SECTION 2.8 Amendments to Section 909 of the Indenture. Upon occurrence of the Tender Offer Event, Section 909 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 909. Provision of Financial Statements.

          [intentionally omitted]"

          SECTION 2.9 Amendments to Section 910 of the Indenture. Upon occurrence of the Tender Offer Event, Section 910 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 910. Compliance with Laws, Etc.

          [intentionally omitted]"

          SECTION 2.10 Amendments to Section 911 of the Indenture. Upon occurrence of the Tender Offer Event, Section 911 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 911. Limitation on Company Indebtedness.

          [intentionally omitted]"

          SECTION 2.11 Amendments to Section 912 of the Indenture. Upon occurrence of the Tender Offer Event, Section 912 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 912. Limitation on Company Subsidiary Stock.

          [intentionally omitted]"

          SECTION 2.12 Amendments to Section 913 of the Indenture. Upon occurrence of the Tender Offer Event, Section 913 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 913. Limitation on Restricted Payments.

          [intentionally omitted]"

          SECTION 2.13 Amendments to Section 915 of the Indenture. Upon occurrence of the Tender Offer Event, Section 915 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 915. Limitation on Dividends and Other Payment Restrictions Affecting the Company Subsidiaries.

          [intentionally omitted]"

          SECTION 2.14 Amendments to Section 916 of the Indenture. Upon occurrence of the Tender Offer Event, Section 916 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 916. Limitation on Sale-Leaseback Transactions.

          [intentionally omitted]"

          SECTION 2.15 Amendments to Section 918 of the Indenture. Upon occurrence of the Tender Offer Event, Section 918 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 918. Application of Net Cash Proceeds in Event of Loss.

          [intentionally omitted]"

          SECTION 2.16 Amendments to Section 919 of the Indenture. Upon occurrence of the Tender Offer Event, Section 919 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 919. Ownership of Stock of Company Subsidiaries.

          [intentionally omitted]"

          SECTION 2.17 Amendments to Section 920 of the Indenture. Upon occurrence of the Tender Offer Event, Section 920 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 920. Limitation on Transactions with Affiliates.

          [intentionally omitted]"

          SECTION 2.18 Amendments to Section 921 of the Indenture. Upon occurrence of the Tender Offer Event, Section 921 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 921. Change in Nature of Business.

          [intentionally omitted]"

          SECTION 2.19 Amendments to Section 924 of the Indenture. Upon occurrence of the Tender Offer Event, Section 924 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 924. Maintenance of Fixed Charge Coverage.

          [intentionally omitted]"

          SECTION 2.20 Amendments to Section 927 of the Indenture. Upon occurrence of the Tender Offer Event, Section 927 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 927. Investment Company Act.

          [intentionally omitted]"

          SECTION 2.21 Amendments to Section 928 of the Indenture. Upon occurrence of the Tender Offer Event, Section 928 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 928. Payment for Consent.

          [intentionally omitted]"

          SECTION 2.22 Amendments to Section 929 of the Indenture. Upon occurrence of the Tender Offer Event, Section 929 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 929. Hemmeter Consulting Agreements.

          [intentionally omitted]"

          SECTION 2.23 Amendments to Section 930 of the Indenture. Upon occurrence of the Tender Offer Event, Section 930 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 930. Stay, Extension and Usury Laws.

          [intentionally omitted]"

          SECTION 2.24 Amendments to Section 1011 of the Indenture. Upon occurrence of the Tender Offer Event, Section 1011 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

          "SECTION 1011. Offer to Purchase Notes upon Change of Control.

          [intentionally omitted]"

          SECTION 2.25 Amendments to Section 1204 of the Indenture. Upon occurrence of the Tender Offer Event, Section 1204 of the Indenture shall be amended by deleting subsections (3) through (6) thereof in their entirety and replacing such subsections with the following:

          "SECTION 1204. Conditions to Legal Defeasance or Covenant Defeasance.

                                      * * *

          "(3) [intentionally omitted];";

          "(4) [intentionally omitted];";

          "(5) [intentionally omitted];";

          "(6) [intentionally omitted];";



                                  ARTICLE THREE

                                     WAIVER

          SECTION 3.1 Waiver. Upon occurrence of the Tender Offer Event, any and all defaults and Events of Default which shall have occurred prior to the date hereof or which have occurred and are continuing as of the date hereof, including, without limitation, the default existing as of the date hereof due to the failure of the Company to comply with Section 924 of the Indenture, are hereby waived in all respects.

                                  ARTICLE FOUR

                                   THE TRUSTEE

          SECTION 4.1 Acceptance by Trustee. The Trustee hereby accepts the amendments to the Indenture effected by this Second Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions in the Indenture and in this Second Supplemental Indenture.

                                  ARTICLE FIVE

                            MISCELLANEOUS PROVISIONS

          SECTION 5.1 Provisions of the Second Supplemental Indenture for the Sole Benefit of Parties and holders of the Notes. Nothing in this Second Supplemental Indenture, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto and their successors and the holders of the Notes, any legal or equitable right, remedy or claim under this Second Supplemental Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of the Notes.

          SECTION 5.2 Successors and Assigns of Company Bound by the Second Supplemental Indenture. All the covenants, stipulations, promises and agreements in this Second Supplemental Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 5.3 Conflict of Any Provision of the Second Supplemental Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Second Supplemental Indenture limits, qualifies or conflicts with another provision included in this Second Supplemental Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

          SECTION 5.4 NEW YORK LAW TO GOVERN. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 5.5 Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          SECTION 5.6 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

          SECTION 5.7 Indenture Remains in Full Force and Effect. Except to the extent waived or amended hereby or in connection herewith, all terms, provisions and conditions of the Indenture and all documents executed in connection therewith are hereby ratified in all respects and shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms. Except as specifically modified herein, the Indenture remains unchanged and in full force and effect. Pursuant to the Indenture and this Second Supplemental Indenture, the Company hereby agrees to indemnify the Trustee and to hold the Trustee harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys' fees and court costs) at any time asserted against or incurred by the Trustee by reason of, arising out of or in connection with the execution of this Second Supplemental Indenture, except for the Trustee's own bad faith or willful misconduct.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of December 27, 1999.

                                     COLORADO GAMING & ENTERTAINMENT CO.

                                     By:  /s/ W. David Aker
                                          -------------------------------------
                                          Title: Vice President & Treasurer

                                     BWBH, INC.

                                     By:  /s/ W. David Aker
                                          -------------------------------------
                                          Title: Vice President & Treasurer

                                     BWCC, INC.

                                     By:  /s/ W. David Aker
                                          -------------------------------------
                                          Title: Vice President & Treasurer

                                     MILLSITE 27, INC.

                                     By:  /s/ W. David Aker
                                          -------------------------------------
                                          Title: Vice President & Treasurer

                                     SILVER HAWK CASINO, INC.

                                     By:  /s/ W. David Aker
                                          -------------------------------------
                                          Title: Vice President & Treasurer

                                     STATE STREET BANK AND TRUST
                                     COMPANY, as Trustee

                                     By:  /s/ Rinette Elovecky
                                          -------------------------------------
                                          Title: Vice President